Members’ Equity	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Members’ Equity

12 MEMBERS’ EQUITY

The Company is authorized to issue three types of membership interests (“Members”): Preferred Units (“Preferred”), Class A Units (“Class A”), and Class B Profits Units (“Class B”). In accordance with the LLC Agreement, profits and losses are allocated amongst the Members based on the agreed upon provisions and distributions shall be allocated in accordance with the LLC Agreement. The Company has a Board of Managers who are appointed by the Preferred Unit and Class A Unit holders.

Preferred Units

The Company has three series of preferred units (“Series 1” “Series 2” “Series 3”). Series 1 and Series 2 Preferred Units receive priority in the event of a capital transaction. Distributions, if any, are to be made to Series 1 and Series 2 Preferred Members equal to their unreturned capital contribution in accordance with the LLC agreement. The Preferred Units earn a cumulative preferred return on their unreturned capital contribution at an annual rate of 8%, compounded quarterly. The cumulative preferred return was $4,693,110 and $2,279,593 as of December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019 there were 182,500 Series 1 and Series 2 Preferred Units issued and outstanding. Series 3 Preferred units do not receive preferred dividends but have the option to forego common pro rata distributions of the Company and instead elect to receive a senior liquidation preference that is capped at the lesser of (a) a 1.75x MOI or (b) a 30% IRR. As of December 31, 2020 and 2019, there were 89,081 and 0 Series 3 Preferred Units outstanding, respectively.

Class A Units

As of December 31, 2020 and 2019, there were 221,809 Class A units issued and outstanding. The Class A shareholders are entitled to a return of invested capital as well as pro rata participation in the common distributions of the Company subject to the distribution waterfall of the Company. Additionally, the Class A shareholders are eligible to receive additional participation in the common distributions of the Company based on the achievement of certain return thresholds experienced by the Series 1 and Series 2 Preferred Members. This additional participation only dilutes the Series 1 and Series 2 Preferred Members above that return threshold.

Class B Units

Class B units represent a profits interest in the Company such that the member will not be allocated any portion of the Company’s pre-issuance value. These Class B units vest in accordance with their respective Restricted Units Grant Agreement and can only receive distributions upon satisfaction of the stated Distribution Threshold. Management does not have any certainty these thresholds will be met and cannot estimate the likelihood of occurrence. Management has determined the fair market value of the Class B Units at the grant date to be minimal since the likelihood to reach such threshold as remote, resulting in no compensation expense. The Company has granted 11,403 and 15,250 Class B Units during the years ended December 31, 2020 and 2019, respectively. Forfeitures of unvested units totaled 5,431 in the year ended December 31, 2020. During the year ending December 31, 2019, the Company exercised its repurchase option related to Class B units owned by a former executive and acquired 8,500 Class B units which resulted in a payment of $0 to the executive.

Liquidation

Upon liquidation of the Company, excess assets will first be distributed to creditors. For any remaining amounts of undistributed proceeds, the amount will be distributed to the Members in accordance with the LLC Agreement.